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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 of our report dated May 9, 2002, relating to the Balance Sheet of CIT Group Inc. (Del), which report appears in this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
June 11, 2002